                                                                    EXHIBIT 10.1



                                 AMENDMENT NO. 1


                                       TO

                            PENNSYLVANIA REAL ESTATE

                                INVESTMENT TRUST

                       2002-2004 LONG-TERM INCENTIVE PLAN



                        (Effective as of January 1, 2002)







         WHEREAS, Pennsylvania Real Estate Investment Trust (the "Trust") and PREIT Services, LLC (the "Company") established the Pennsylvania Real Estate Investment Trust 2002-2004 Long-Term Incentive Plan (the "Plan") in March 2002 for the benefit of certain officers of the Trust and the Company;

         WHEREAS, the trustees of the Trust have the right under Section 15 of the Plan, with certain applicable exceptions, to amend the Plan by written resolution at any time;

         WHEREAS, Section 3(b) of the Plan requires the Executive Compensation and Human Resources Committee (the "Committee") of the Board of Trustees to name "Participants" and make grants of "Performance Units" under the Plan on or before December 31, 2002; and

         WHEREAS, the Trust desires to amend the Plan to permit the Committee to name additional Participants and to award additional Performance Units for six months in 2003;

         NOW, THEREFORE, the Plan is hereby amended as follows:

         1. Effective January 1, 2003, subsection (b) of Section 3 ("Awards") of the Plan is amended to read as follows:

         (b) Performance Units. A total of 4.95 million Performance Units are authorized for issuance under the Plan. Each Participant listed in Appendix C attached hereto shall be granted the number of Performance Units that equals the value of the Performance Unit Award set forth next to his name in such Appendix. Each other Participant (if any) designated by the Committee on or before June 30, 2003, shall be granted a number of Performance Units determined by the Committee, also on or before June 30, 2003, in its sole discretion.

         2. Effective June 30, 2003, Appendix C of the Plan is amended by the addition of Bruce Goldman and Leonard Shore as recipients of 100,000 Performance Units each.

         IN WITNESS WHEREOF, the Pennsylvania Real Estate Investment Trust has caused these presents to be duly executed this 30th day of June 2003.



                            PENNSYLVANIA REAL ESTATE

                            INVESTMENT TRUST





                            By:  Jonathan B. Weller
                                 --------------------------------
                            President and Chief Operating Officer

APPENDIX C



                            PENNSYLVANIA REAL ESTATE

                                INVESTMENT TRUST

                       2002-2004 LONG-TERM INCENTIVE PLAN



                             PARTICIPANTS AND AWARDS
                             -----------------------

                                                                                 Number of         Value of
                                                       Value of Restricted       Restricted        Performance
Name                  Title                            Share Award               Shares(1)         Unit Award
----                  -----                            -------------------       ----------        -----------
R. Rubin              CEO                              $600,000                  25,952            $1,200,000

J. Weller             President/COO                    $450,000                  19,464            $  900,000

G. Rubin              President/PSLLC & PRI            $330,000                  14,273            $  700,000

J. Coradino           EVP/Retail                       $315,000                  13,625            $  600,000

D. Grayson            EVP/Development                  $300,000                  12,976            $  550,000

J. Linn               EVP/Acquisitions Secretary       $150,000                   6,488            $  300,000

B. Goldman            EVP/General Counsel                 N/A                       N/A            $  100,000

L. Shore              EVP/Special Projects                N/A                       N/A            $  100,000

----------
(1) This number of Restricted Shares was calculated by dividing the value of the Participant's Restricted Share Award by the average closing price (rounded to two decimal places; so that the $23.115 average was rounded to $23.12) of a Share during the 20 trading days preceding February 15, 2002. The number of Restricted Shares so calculated was then rounded to the nearest whole Restricted Share; so that, for example, 14,273.356 Restricted Shares were rounded to 14,273 Restricted Shares.